Exhibit 99.4

BOTTOMLINE TECHNOLOGIES (de), INC.

2018 ISRAELI SPECIAL PURPOSE STOCK INCENTIVE PLAN

1.	Purpose

The purpose of this 2018 Israeli Special Purpose Stock Incentive Plan (the “Plan”) of Bottomline Technologies (de), Inc., a Delaware corporation (“Bottomline” or the “Company”), is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities that are intended to better align the interests of such persons with those of the Company’s stockholders. Except where the context otherwise requires, the term “Company” shall include the Company and any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations thereunder (the “Code”) and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Board of Directors of the Company (the “Board”).

2.	Eligibility

All of the Company’s Israeli employees, officers, and directors (“Directors”) are eligible to be granted options, stock appreciation rights (“SARs”), restricted stock, restricted stock units and other stock-based awards (each, an “Award”) under the Plan. Any Israeli person, including an advisor, contractor and sub-contractor, engaged by the Company to render services to it, who is not an Employee (“Consultant”) (as such terms are defined and interpreted for purposes of Form S-8 (or any successor form)) are also eligible to be granted Awards. Each person who is granted an Award under the Plan and who is a resident of the State of Israel or deemed to be resident of the State of Israel for tax purposes is deemed a “Participant.”

For the purposes of this Plan, “Employee” means any person, including officers and Directors, employed or engaged by the Company. Neither service as a Director nor payment of director’s fees by the Company will be sufficient to constitute “employment” by the Company.

3.	Administration and Delegation

(a)    Administration by Board of Directors. The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may construe and interpret the terms of the Plan and any Award agreements entered into under the Plan. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board’s sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award.

(b)    Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”). All references in the Plan to the “Board” shall mean the Board or a Committee of the Board or the officers referred to in Section 3(c) to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee or officers.

(c)    Delegation to Officers. To the extent permitted by applicable law, the Board may delegate to one or more officers of the Company the power to grant Options and other Awards that constitute rights under Delaware law (subject to any limitations under the Plan) to employees or officers of the Company or any of its present or future subsidiary corporations and to exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the terms of the Awards to be granted by such officers (including the exercise price of the Awards, which may include a formula by which the exercise price will be determined) and the maximum number of shares subject to such Awards that the officers may grant; provided further, however, that no officer shall be authorized to grant Awards to any “executive officer” of the Company (as defined by Rule 3b-7 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) or to any “officer” of the Company (as defined by Rule 16a-1 under the Exchange Act). The Board may not delegate authority under this Section 3(c) to grant restricted stock, unless Delaware law then permits such delegation.

(d)    Awards to Non-Employee Directors. Discretionary Awards to non-employee directors will only be granted and administered by a Committee, all of the members of which are independent directors as defined by Section 5605(a)(2) of the Nasdaq Marketplace Rules.

4.	Stock Available for Awards

(a)    Number of Shares; Share Counting.

(1)    Authorized Number of Shares. Subject to adjustment under Section 9, Awards may be made under the Plan for up to 200,000 shares of common stock, $0.001 par value per share, of the Company (the “Common Stock”).

(2)    Fungible Share Pool. Subject to adjustment under Section 9, any Award that is not a Full-Value Award shall be counted against the share limits specified in Section 4(a)(1) as one share for each share of Common Stock subject to such Award and any Award that is a Full-Value Award shall be counted against the share limits specified in Section 4(a)(1) as 1.28 shares for each one share of Common Stock subject to such Full-Value Award. “Full-Value Award” means any Restricted Stock Award or other Stock-Based Award with a per share price or per unit purchase price lower than 100% of Fair Market Value (as defined below) on the date of grant. To the extent a share that was subject to an Award that counted as one share is returned to the Plan pursuant to Section 4(a)(3), each applicable share reserve will be credited with one share. To the extent that a share that was subject to an Award that counts as 1.28 shares is returned to the Plan pursuant to Section 4(a)(3), each applicable share reserve will be credited with 1.28 shares.

(3)    Share Counting. For purposes of counting the number of shares available for the grant of Awards under the Plan, (i) all shares of Common Stock covered by independent SARs shall be counted against the number of shares available for the grant of Awards; (ii) if any Award (A) expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) or (B) results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards; provided, however, in the case of a 102 Award (as defined in section 12(a) below), the foregoing shall be subject to any limitations under the Code; and provided further, in the case of independent SARs, that the full number of shares subject to any stock-settled SAR shall be counted against the shares available under the Plan and against the sublimits listed in the first clause of this Section in proportion to the portion of the SAR actually exercised regardless of the number of shares actually used to settle such SAR upon exercise; (iii) shares of Common Stock delivered (either by actual delivery, attestation, or net exercise) to the Company by a Participant to (A) purchase shares of Common Stock upon the exercise of an Award or (B) satisfy tax withholding obligations (including shares retained from the Award creating the tax obligation) shall not be added back to the number of shares available for the future grant of Awards; and (iv) shares of Common Stock repurchased by the Company on the open market using the proceeds from the exercise of an Award shall not increase the number of shares available for future grant of Awards.

(b)    Per-Participant Limit. Subject to adjustment under Section 9, the maximum number of shares of Common Stock with respect to which Awards may be granted to any Participant under the Plan shall be 1,000,000 per calendar year. For purposes of the foregoing limit, the combination of an Option in tandem with an SAR shall be treated as a single Award.

(c)    Substitute Awards. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards in substitution for any options or other stock or stock-based awards granted by such entity or an Affiliate thereof. Substitute Awards may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Awards contained in the Plan. Substitute Awards shall not count against the overall share limit set forth in Section 4(a)(1) or any sublimits contained in the Plan.

For the purposes of this Plan, “Affiliate” means any person or entity (i) that holds at least 10% of the issued share capital of Bottomline or of its voting power, (ii) in which Bottomline holds at least 10% of the issued share capital or voting power, or (iii) in which a company under clause (i) above also holds at least 10% of its issued share capital or voting power.

5.	Stock Options

(a)    General. The Board may grant options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.

(b)    Exercise Price. The Board shall establish the exercise price of each Option and specify the exercise price in the applicable option agreement. The exercise price shall be not less than 100% of the Fair Market Value (as defined below) on the date the Option is granted; provided that if the Board approves the grant of an Option with an exercise price to be determined on a future date, the exercise price shall be not less than 100% of the Fair Market Value on such future date.

(c)    Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement; provided, however, that no Option will be granted with a term in excess of 10 years.

(d)    Exercise of Options. Options may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Company, together with payment in full as specified in Section 6(e) for the number of shares for which the Option is exercised. Shares of Common Stock subject to the Option will be delivered by the Company as soon as practicable following exercise.

(e)    Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

(1)    in cash or by check, payable to the order of the Company;

(2)    except as may otherwise be provided in the applicable option agreement, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;

(3)    to the extent provided for in the applicable option agreement or approved by the Board, in its sole discretion, by delivery (either by actual delivery or attestation) of shares of Common Stock owned by the Participant valued at their fair market value as determined by (or in a manner approved by) the Board (“Fair Market Value”), provided (i) such method of payment is then permitted under applicable law, (ii) such Common Stock, if acquired directly from the Company, was owned by the Participant for such minimum period of time, if any, as may be established by the Board in its discretion and (iii) such Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements;

(4)    to the extent provided for in the applicable Option agreement or approved by the Board in its sole discretion, by delivery of a notice of “net exercise” to the Company, as a result of which the Participant would receive the number of shares of Common Stock underlying the Option so exercised reduced by the number of shares of Common Stock equal to the aggregate exercise price of the Option divided by the Fair Market Value on the date of exercise;

(5)    to the extent permitted by applicable law and provided for in the applicable Option agreement or approved by the Board, in its sole discretion, by (i) delivery of a promissory note of the Participant to the Company on terms determined by the Board, or (ii) payment of such other lawful consideration as the Board may determine; or

(6)    by any combination of the above permitted forms of payment.

(f)    Limitation on Repricing. Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding Awards may not, without stockholder approval be amended to reduce the exercise price of outstanding Options or cancel outstanding Options in exchange for cash, other Awards or Options or SARs with an exercise price that is less than the exercise price of the original Options.

(g)    No Reload Options. No Option granted under the Plan shall contain any provision entitling the Participant to the automatic grant of additional Options in connection with any exercise of the original Option.

(h)    No Dividend Equivalents. No option shall provide for the payment or accrual of dividend equivalents.

6.	Stock Appreciation Rights

(a)    General. The Board may grant Awards consisting of SARs entitling the holder, upon exercise, to receive an amount of Common Stock determined by reference to appreciation, from and after the date of grant, in the Fair Market Value of a share of Common Stock over the measurement price established pursuant to Section 6(c). The date as of which such appreciation is determined shall be the exercise date.

(b)    Grants. SARs may be granted in tandem with, or independently of, Options granted under the Plan.

(1)    Tandem Awards. When SARs are expressly granted in tandem with Options, (i) the SAR will be exercisable only at such time or times, and to the extent, that the related Option is exercisable (except to the extent designated by the Board in connection with a Reorganization Event or a Change in Control Event) and will be exercisable in accordance with the procedure required for exercise of the related Option; (ii) the SAR will terminate and no longer be exercisable upon the termination or exercise of the related Option, except to the extent designated by the Board in connection with a Reorganization Event or a Change in Control Event and except that a SAR granted with respect to less than the full number of shares covered by an Option will not be reduced until the number of shares as to which the related Option has been exercised or has terminated exceeds the number of shares not covered by the SAR; (iii) the Option will terminate and no longer be exercisable upon the exercise of the related SAR; and (iv) the SAR will be transferable only with the related Option.

(2)    Independent SARs. A SAR not expressly granted in tandem with an Option will become exercisable at such time or times, and on such conditions, as the Board may specify in the SAR Award.

(c)    Measurement Price. The Board shall establish the measurement price of each SAR and specify it in the applicable SAR agreement. The measurement price shall not be less than 100% of the Fair Market Value on the date the SAR is granted; provided that if the Board approves the grant of a SAR with a measurement price to be determined on a future date, the measurement price shall be not less than 100% of the Fair Market Value on such future date.

(d)    Duration of SARs. Each SAR shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable SAR agreement; provided, however, that no SAR will be granted with a term in excess of 10 years.

(e)    Exercise of SARs. SARs may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Company, together with any other documents required by the Board.

(f)    Limitation on Repricing. Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding Awards may not, without stockholder approval, be amended to reduce the exercise price of outstanding SARs or cancel outstanding SARs in exchange for cash, other Awards or Options or SARs with an exercise price that is less than the exercise price of the original SARs.

7.	Restricted Stock; Restricted Stock Units

(a)    General. The Board may grant Awards entitling recipients to acquire shares of Common Stock (“Restricted Stock”), subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award. Instead of granting Awards for Restricted Stock, the Board may grant Awards entitling the recipient to receive shares of Common Stock to be delivered at the time such Award vests (“Restricted Stock Units”) (Restricted Stock and Restricted Stock Units are each referred to herein as a “Restricted Stock Award”).

(b)    Terms and Conditions for All Restricted Stock Awards. The Board shall determine the terms and conditions of a Restricted Stock Award, including the conditions for vesting and repurchase (or forfeiture) and the issue price, if any; provided, however, that minimum vesting period of any Restricted Stock Award shall be at least one year.

(c)    Additional Provisions Relating to Restricted Stock.

(1)    Dividends. Participants shall not accrue or be paid any dividends (whether in cash or in stock) or accumulate dividend equivalents with respect to any unvested shares.

(2)    Stock Certificates. Subject to the provisions of Section 102 of the Tax Ordinance (as defined below) with respect to deposit of Awards with the Trustee as provided below, the Company may require that any stock certificates issued in respect of shares of Restricted Stock shall be deposited in escrow by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant’s death (the “Designated Beneficiary”). In the absence of an effective designation by a Participant, “Designated Beneficiary” shall mean the Participant’s estate.

(d)    Additional Provisions Relating to Restricted Stock Units.

(1)    Settlement. Upon the vesting of and/or lapsing of any other restrictions (i.e., settlement) with respect to each Restricted Stock Unit, the Participant shall be entitled to receive from the Company one share of Common Stock.

(2)    Voting Rights. A Participant shall have no voting rights with respect to any Restricted Stock Units.

8.	Other Stock-Based Awards

(a)    General. Other Awards of shares of Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other property, may be granted hereunder to Participants (“Other Stock-Based-Awards”), including without limitation Awards entitling recipients to receive shares of Common Stock to be delivered in the future. Such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock-Based Awards will be paid in shares of Common Stock.

(b)    Terms and Conditions. Subject to the provisions of the Plan, the Board shall determine the terms and conditions of each Other Stock-Based Award, including any purchase price applicable thereto.

9.	Adjustments for Changes in Common Stock and Certain Other Events

(a)    Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of Common Stock other than an ordinary cash dividend, (i) the number and class of securities available under the Plan, (ii) the sub-limits and share counting rules set forth in Sections 4(a) and 4(b), (iii) the number and class of securities and exercise price per share of each outstanding Option, (iv) the share- and per-share provisions and the measurement price of each SAR, (v) the number of shares subject to and the repurchase price per share subject to each outstanding Restricted Stock Award and (vi) the share- and per-share-related provisions and the purchase price, if any, of each outstanding Other Stock-Based Award, shall be equitably adjusted by the Company (or substitute Awards may be made, if applicable) in the manner determined by the Board. Without limiting the generality of the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to an outstanding Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then a Participant who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

(b)    Reorganization Events.

(1)    Definition. A “Reorganization Event” shall mean: (a) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is cancelled, (b) any transfer or disposition of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange or other transaction or (c) any liquidation or dissolution of the Company.

(2)    Consequences of a Reorganization Event on Awards Other than Restricted Stock Awards. In connection with a Reorganization Event, the Board may take any one or more of the following actions as to all or any (or any portion of) outstanding Awards other than Restricted Stock Awards on such terms as the Board determines: (i) provide that Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to a Participant, provide that the Participant’s unexercised Awards will terminate immediately prior to the consummation of such Reorganization Event unless exercised by the Participant within a specified period following the date of such notice, (iii) provide that outstanding Awards shall become exercisable, realizable, or deliverable, or restrictions applicable to an Award shall lapse, in whole or in part prior to or upon such Reorganization Event, (iv) in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event (the “Acquisition Price”), make or provide for a cash payment to a Participant equal to the excess, if any, of (A) the Acquisition Price times the number of shares of Common Stock subject to the Participant’s Awards (to the extent the exercise price does not exceed the Acquisition Price) over (B) the aggregate exercise price of all such outstanding Awards and any applicable tax withholdings, in exchange for the termination of such Awards, (v) provide that, in connection with a liquidation or dissolution of the Company, Awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise price thereof and any applicable tax withholdings) and (vi) any combination of the foregoing. In taking any of the actions permitted under this Section 9(b), the Board shall not be obligated by the Plan to treat all Awards, all Awards held by a Participant, or all Awards of the same type, identically.

For purposes of clause (i) above, an Option shall be considered assumed if, following consummation of the Reorganization Event, the Option confers the right to purchase, for each share of Common Stock subject to the Option immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of Options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in value (as determined by the Board) to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.

(3)    Consequences of a Reorganization Event on Restricted Stock Awards. Upon the occurrence of a Reorganization Event other than a liquidation or dissolution of the Company, the repurchase and other rights of the Company under each outstanding Restricted Stock Award shall inure to the benefit of the Company’s successor and shall, unless the Board determines otherwise, apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to the Common Stock subject to such Restricted Stock Award; provided, however, that the Board may provide for termination or deemed satisfaction of such repurchase or other rights under the instrument evidencing any Restricted Stock Award or any other agreement between a Participant and the Company, either initially or by amendment. Upon the occurrence of a Reorganization Event involving the liquidation or dissolution of the Company, except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock Award or any other agreement between a Participant and the Company, all restrictions and conditions on all Restricted Stock Awards then outstanding shall automatically be deemed terminated or satisfied.

(c)    Change in Control Events.

(1)    Definitions.

(A)	A “Change in Control Event” shall mean:

(I)     the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act) 50% or more of either (x) the then-outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (y) the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors (the “Outstanding

Company Voting Securities”); provided, however, that for purposes of this subsection (I), the following acquisitions shall not constitute a Change in Control Event: (1) any acquisition directly from the Company (excluding an acquisition pursuant to the exercise, conversion or exchange of any security exercisable for, convertible into or exchangeable for common stock or voting securities of the Company, unless the Person exercising, converting or exchanging such security acquired such security directly from the Company or an underwriter or agent of the Company), (2) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (3) any acquisition by any corporation pursuant to a Business Combination (as defined below) which complies with clauses (x) and (y) of subsection (III) of this definition; or

(II)    such time as the Continuing Directors (as defined below) do not constitute a majority of the Board (or, if applicable, the Board of Directors of a successor corporation to the Company), where the term “Continuing Director” means at any date a member of the Board (x) who was a member of the Board on the date of the initial adoption of this Plan by the Board or (y) who was nominated or elected subsequent to such date by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; provided, however, that there shall be excluded from this clause (y) any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board; or

(III)    the consummation of a merger, consolidation, reorganization, recapitalization or share exchange involving the Company or a sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), unless, immediately following such Business Combination, each of the following two conditions is satisfied: (x) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors, respectively, of the resulting or acquiring corporation in such Business Combination (which shall include, without limitation, a corporation which as a result of such transaction owns the Company or substantially all of the Company’s assets either directly or through one or more subsidiaries) (such resulting or acquiring corporation is referred to herein as the “Acquiring Corporation”) in substantially the same proportions as their ownership of the Outstanding Company Common Stock and Outstanding Company Voting Securities, respectively, immediately prior to such Business Combination and (y) no Person (excluding any employee benefit plan (or related trust) maintained or sponsored by the Company or by the Acquiring Corporation) beneficially owns, directly or indirectly, 50% or more of the then-outstanding shares of common stock of the Acquiring Corporation, or of the combined voting power of the then-outstanding securities of such corporation entitled to vote generally in the election of directors (except to the extent that such ownership existed prior to the Business Combination); or

(IV)    the liquidation or dissolution of the Company.

(B)

“Good Reason” shall mean any significant diminution in the Participant’s duties, authority, or responsibilities from and after the Change in Control Event or any reduction in the annual base salary payable to the Participant from and after such Change in Control Event or the relocation of the place of business at which the Participant is principally located to a location that is greater than 50 miles from its location immediately prior to the Change in Control Event.

(C)

“Cause” shall mean any (i) willful failure by the Participant, which failure is not cured within 30 days of written notice to the Participant from the Company, to perform his or her material responsibilities to the Company or (ii) willful misconduct by the Participant which affects the business reputation of the Company. The Participant shall be considered to have been discharged for “Cause” if the Company determines, within 30 days after the Participant’s resignation, that discharge for Cause was warranted.

(2)    Effect on Options. Notwithstanding the provisions of Section 9(b), except to the extent specifically provided to the contrary in the instrument evidencing any Option or any other agreement between a Participant and the Company, the vesting schedule of each Option shall be accelerated in part so that the number of shares that would otherwise have become vested on any date within one year after the date of the Change in Control Event shall immediately become vested. Subject to the following sentence, the remaining shares shall continue to become vested in each case one year in advance of the original vesting schedule set forth for such Option. Additionally, each Option shall be immediately exercisable in full if, on or prior to the second anniversary of the date of the consummation of the Change in Control Event, the Participant’s employment with the Company or the acquiring or succeeding corporation is terminated for Good Reason by the Participant or is terminated without Cause by the Company or the acquiring or succeeding corporation.

(3)    Effect on Restricted Stock Awards. Notwithstanding the provisions of Section 9(b), except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock Award or any other agreement between a Participant and the Company, the vesting schedule of each Restricted Stock Award shall be accelerated in part so that the number of shares that would otherwise have become vested on any date within one year after the date of the Change in Control Event shall immediately become vested. Subject to the following sentence, the remaining shares shall continue to become vested in each case one year in advance of the original vesting schedule set forth for such Restricted Stock Award. Additionally, each Restricted Stock Award shall immediately become free from all conditions or restrictions if, on or prior to the second anniversary of the date of the consummation of the Change in Control Event, the Participant’s employment with the Company or the acquiring or succeeding corporation is terminated for Good Reason by the Participant or is terminated without Cause by the Company or the acquiring or succeeding corporation.

(4)    Effect on SARs and Other Stock-Based Awards. The Board may specify in an Award at the time of the grant the effect of a Change in Control Event on any SAR and Other Stock-Based Award.

10.	General Provisions Applicable to Awards

(a)    Transferability of Awards. Subject to the provisions of Section 102 of the Tax Ordinance as provided below, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution; provided, however, that the Board may permit or provide in an Award for the gratuitous transfer of the Award by the Participant to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the Participant and/or an immediate family member thereof if, with respect to such proposed transferee, the Company would be eligible to use a Form S-8 for the registration of the sale of the Common Stock subject to such Award under the Securities Act of 1933, as amended; provided, further, that the Company shall not be required to recognize any such transfer until such time as the Participant and such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument in form and substance satisfactory to the Company confirming that such transferee shall be bound by all of the terms and conditions of the Award. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

(b)    Documentation. Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

(c)    Board Discretion. Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

(d)    Termination of Status. The Board shall determine the effect on an Award of the disability, death, termination or other cessation of employment, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award.

(e)    Withholding. The Participant must satisfy all applicable federal, state, and local or other income and employment tax withholding obligations before the Company will deliver stock certificates or otherwise recognize ownership of Common Stock under an Award. The Company may decide to satisfy the withholding obligations through additional withholding on salary or wages. If the Company elects not to or cannot withhold from other compensation, the Participant must pay the Company the full amount, if any, required for withholding or have a broker tender to the Company cash equal to the withholding obligations. Payment of withholding obligations is due before the Company will issue any shares on exercise or release from forfeiture of an Award or, if the Company so requires, at the same time as payment of the exercise price unless the Company determines otherwise. If provided for in an Award or approved by the Board in its sole discretion, a Participant may satisfy such tax obligations in whole or in part by delivery (either by actual delivery or attestation) of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value; provided, however, except as otherwise provided by the Board, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). Shares used to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

(f)    Amendment of Award. Except as otherwise provided in Section 11(d) with respect to actions requiring shareholder approval, the Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, and changing the date of exercise or realization. The Participant’s consent to such action shall be required unless (i) the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant’s rights under the Plan or (ii) the change is permitted under Section 9 hereof.

(g)    Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

(h)    Acceleration. The Board may at any time provide that any Award shall become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

(i)    Minimum One-Year Vesting. The terms and conditions of any Award shall provide that no part of such Award shall vest or become exercisable prior to the first anniversary of the date such Award is made or granted, except that an Award may provide that it shall immediately vest or become immediately exercisable, in whole or in part, upon a Participant’s death, disability, termination from employment by the Company other than for Cause, or upon the occurrence of a Change of Control Event.

11.	Miscellaneous

(a)    No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award, and subject to any applicable law.

(b)    No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares.

(c)    Effective Date and Term of Plan. The Plan shall become effective on the date the Plan is approved by the Company’s stockholders (the “Effective Date”). No Awards shall be granted under the Plan after the expiration of 10 years from the Effective Date, but Awards previously granted may extend beyond that date.

(d)    Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time provided that (i) no amendment that would require stockholder approval under the rules of the Nasdaq Stock Market

(“Nasdaq”) may be made effective unless and until the Company’s stockholders approve such amendment; and (ii) if the Nasdaq amends its corporate governance rules so that such rules no longer require stockholder approval of Nasdaq “material amendments” to equity compensation plans, then, from and after the effective date of such amendment to the Nasdaq rules, no amendment to the Plan (A) materially increasing the number of shares authorized under the Plan (other than pursuant to Section 4(c) or 9, (B) expanding the types of Awards that may be granted under the Plan, or (C) materially expanding the class of participants eligible to participate in the Plan shall be effective unless and until the Company’s stockholders approve such amendment. Unless otherwise specified in the amendment, any amendment to the Plan adopted in accordance with this Section 11(d) shall apply to, and be binding on the holders of, all Awards outstanding under the Plan at the time the amendment is adopted, provided the Board determines that such amendment does not materially and adversely affect the rights of Participants under the Plan. No Award shall be made that is conditioned upon stockholder approval of any amendment to the Plan.

(e)    Limitations on Liability. Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, other employee, or agent of the Company will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan, nor will such individual be personally liable with respect to the Plan because of any contract or other instrument he or she executes in his or her capacity as a director, officer, other employee, or agent of the Company. The Company will indemnify and hold harmless each director, officer, other employee, or agent of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been or will be delegated, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Board’s approval) arising out of any act or omission to act concerning this Plan unless arising out of such person’s own fraud or bad faith.

(f)    Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, excluding choice-of-law principles of the law of the state of Israel to the extent applicable to the Participants.

12.	Awards Under Sections 102 and 3(i) of the Tax Ordinance

(a)    Definitions:

“3(i) Award” means a grant of an Option or Restricted Stock Unit (“RSU”) to an Israeli Consultant, contractor or a Controlling Stockholder of the Company pursuant to the provisions of Section 3(i) of the Tax Ordinance and the rules and regulations promulgated thereunder, or any other section of the Tax Ordinance that will be relevant for such issuance in the future.

“102 Award” means a grant of an Award to an Israeli Employee, Director or other office holder of the Company, other than to a Controlling Stockholder, pursuant to the provisions of Section 102 of the Tax Ordinance, the 102 Rules, and any other regulations, rulings, procedures or clarifications promulgated thereunder, or under any other section of the Tax Ordinance that will be relevant for such issuance in the future; provided, however, that no such Award shall be settled in cash (unless a special approval from the Israeli Tax Authority is obtained).

“102(c) Award” means a 102 Award that will not be subject to a Taxation Route, as detailed in Section 102(c) of the Tax Ordinance.

“102 Rules” means the Israeli Income Tax Rules (Tax Relief in Issuance of Shares to Employees), 2003.

“Beneficial Participant” means the Participant for the benefit of whom the Trustee holds an Award in Trust.

“Capital Gains Route” means the capital gains tax route under Section 102(b)(2) of the Tax Ordinance.

“Controlling Stockholder” means a “controlling shareholder” of the Company, as such term is defined in Section 32(9)(a) of the Tax Ordinance.

“Exercised Share” means a Common Stock issued upon exercise of an Award or vesting of an Award, as applicable, or, if applicable, a freely transferable Common Stock issued to a Participant not resulting from another type of Award.

“Minimum Trust Period” means the minimum period of time required under a Taxation Route for Awards and/or Exercised Shares to be held in Trust in order for the Beneficial Participant to enjoy to the fullest extent the tax benefits afforded under such Taxation Route, as prescribed at any time by Section 102 of the Tax Ordinance.

“Ordinary Income Route” means the ordinary income route under Section 102(b)(1) of the Tax Ordinance.

“Rights” means rights issued in respect of Exercised Shares, including bonus shares.

“Taxation Route” means each of the Ordinary Income Route or the Capital Gains Route.

“Tax Ordinance” means the Israeli Income Tax Ordinance [New Version], 1961, as amended.

“Trust” means the holding of an Award or Exercised Share by the Trustee in trust for the benefit of the Beneficial Participant, pursuant to the instructions of a Taxation Route.

“Trustee” means a trustee designated by the Board in accordance with the provisions of Section 12(d) below and, with respect to 102 Awards, approved by the Israeli Tax Authorities.

(b)    General. This Plan is intended to comply with the requirements set by the Israeli law in general, and in particular with the provisions of the Israeli Tax Ordinance, as may be amended or replaced from time to time.

(c)    Grant of Awards and Issuance of Shares. Subject to the provisions of the Tax Ordinance and applicable law:

(1)    All grants of Awards to Israeli Employees, Directors and office holders of the Company, other than to a Controlling Stockholder, shall be of 102 Awards; and

(2)    All grants of Awards to Israeli Consultants, contractors or Controlling Stockholders of the Company shall be of 3(i) Awards.

(d)    Trust.

(1)    General.

(a)    In the event Awards are deposited with a Trustee, the Trustee shall hold each such Award and any Exercised Shares in Trust for the benefit of the Beneficial Participant.

(b)    In accordance with Section 102 of the Tax Ordinance, the tax benefits afforded to 102 Awards (and any Exercised Shares) in accordance with the Ordinary Income Route or Capital Gains Route, as applicable, shall be contingent upon the Trustee holding such 102 Awards for the applicable Minimum Trust Period.

(c)    With respect to 102 Awards granted to the Trustee, the following shall apply:

(i)    A Participant granted 102 Awards shall not be entitled to sell the Exercised Shares or to transfer such Exercised Shares (or such 102 Awards) from the Trust prior to the lapse of the Minimum Trust Period; and

(ii)    Any and all Rights shall be issued to the Trustee and held thereby until the lapse of the Minimum Trust Period, and such Rights shall be subject to the Taxation Route which is applicable to such Exercised Shares.

(d)    Notwithstanding the aforesaid, Exercised Shares or Rights may be sold or transferred, and the Trustee may release such Exercised Shares or Rights from Trust, prior to the lapse of the Minimum Trust Period, provided however, that tax is paid or withheld in accordance with Section 102 of the Tax Ordinance and Section 7 of the 102 Rules, and any other provision in any other section of the Tax Ordinance and any regulation, ruling, procedure and clarification promulgated thereunder, that will be relevant, from time to time.

(e)    The Company shall register the Exercised Shares issued to the Trustee pursuant to the Plan, in the name of the Trustee for the benefit of the Israeli Participants, in accordance with any applicable laws, rules and regulations, until such time that such Shares are released from the Trust as herein provided, or shall act in any other manner in accordance with applicable law, ruling or guidelines of the Israeli Tax Authority.

(f)    Subject to the terms hereof, at any time after the Awards are exercised or vested, with respect to any Exercised Shares the following shall apply:

(i)    Upon the written request of any Beneficial Participant, the Trustee shall release from the Trust the Exercised Shares issued, on behalf of such Beneficial Participant, provided, however, that the Trustee shall not so release any such Exercised Shares to such Beneficial Participant unless the latter, prior to, or concurrently with, such release, provides the Trustee with evidence, satisfactory in form and substance to the Trustee, that payment of all taxes, if any, required to be paid upon such release has been secured.

(ii)    Alternatively, subject to the terms hereof, provided the Shares are listed on a Stock Market, upon the written instructions of the Beneficial Participant to sell any Exercised Shares, the Company and/or the Trustee shall use their reasonable efforts to effect such sale and shall transfer such Shares to the purchaser thereof concurrently with the receipt of, or after having made suitable arrangements to secure, the payment of the proceeds of the purchase price in such transaction. The Company and/or the Trustee, as applicable, shall withhold from such proceeds any and all taxes required to be paid in respect of such sale, shall remit the amount so withheld to the appropriate tax authorities and shall pay the balance thereof directly to the Beneficial Participant, reporting to such Beneficial Participant the amount so withheld and paid to said tax authorities.

(2)    Dividends. Subject to the provisions of Section 7 above and to any applicable law, tax ruling or guidelines of the Israeli Tax Authority, as applicable, for so long as Shares deposited with the Trustee on behalf of a Beneficial Participant are held in Trust, the cash dividends, if any, paid or distributed with respect thereto shall be distributed directly to such Beneficial Participant, subject further to any applicable taxation on distribution of dividends, and when applicable subject to the provisions of Section 102 of the Tax Ordinance, the 102 Rules and the regulations or orders promulgated thereunder.

(3)    Bonus Shares. Subject to the provisions of Section 7 above, if the Company distributes bonus shares to all its stockholders and the date of distribution of such bonus shares or the record date for determining the right to receive such bonus shares is after the date on which Exercised Shares are registered in the name of the Trustee for the Beneficial Participant, the Company will transfer to the Trustee the type of bonus shares and such number of bonus shares calculated according to the number of Exercised Shares then-registered in the name of the Trustee for the benefit of the Beneficial Participant on the date of the distribution or the record date (as applicable), and the Trustee will hold the bonus shares in Trust for the Beneficial Participants.

(e)    Sale. In the event of a sale of all or substantially all of the shares of Common Stock of the Company, with respect to Shares held in Trust, the Trustee will follow the instructions of the Board with respect to any shares held in Trust by the Trustee, and will make such transfers as instructed by the Board on the terms so instructed, including instructions with respect to the Company’s obligation (i) to withhold at the source all taxes required to be paid upon release of the Shares from the Trust and to provide the Trustee with evidence, satisfactory to the Trustee, that such taxes indeed have been paid; and (ii) to transfer the consideration for any Shares sold (less applicable tax and compulsory payments) directly to the Participants.

(f)    Limitations of Transfer. In addition to the provisions of Section 10(a) of the Plan, as long as Awards and/or Shares are held by the Trustee on behalf of the Participant, all rights of the Participant over the Shares are personal, cannot be transferred, assigned, pledged or mortgaged, other than by will or pursuant to the laws of descent and distribution.

(g)    Taxation.

(1)    The Trustee shall not be required to release any share of Common Stock (or share certificate) to a Participant until all required tax payments have been fully made or secured.

(2)    With regards to 102 Awards, any provision of Section 102 of the Tax Ordinance, the 102 Rules and the regulations or orders promulgated thereunder, which is necessary in order to receive and/or to preserve any tax treatment pursuant to Section 102 of the Tax Ordinance, which is not expressly specified in the Plan, shall be considered binding upon the Company and the Israeli Participant.

(3)    In the event a 102(c) Award is granted to a Participant, if the Participant’s employment or service is terminated, for any reason, such Participant shall provide the Company, to its full satisfaction, with a guarantee or collateral securing the future payment of all Taxes required to be paid upon the sale of the Exercised Shares received upon exercise of such 102(c) Award, all in accordance with the provisions of Section 102 of the Tax Ordinance, the 102 Rules and the regulations or orders promulgated thereunder.

(h)    Cessation of Service. It is hereby clarified that the cessation of service of a Participant who is an Employee shall be the cessation of the employee-employer relationship between the Israeli Participant and the Company.